Fourth Quarter 2018 Earnings Conference Call February 5, 2019 Mark Gliebe Jon Schlemmer Chairman and Chief Operating Officer Chief Executive Officer Rob Rehard Robert Cherry Vice President Vice President Chief Financial Officer Business Development & Investor Relations Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential

Safe Harbor Statement The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: With the exception of historical facts, the statements contained in this presentation may be forward-looking statements. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; our ability to develop new products based on technological innovation and marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; risks associated with global manufacturing; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; prolonged declines in one or more markets we serve; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving our information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk Factors” of the Company’s Annual Report on Form 10-K filed on February 27, 2018 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted net income attributable to Regal Beloit Corporation, free cash flow, and free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin, adjusted diluted earnings per share for ongoing business and ROIC. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin and ROIC to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition (“net sales from business acquired") and excluding sales from business divested/to be exited (“net sales from business divested/to be exited“) recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales. Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 3

Agenda and Opening Comments Opening Comments Mark Gliebe, CEO 4Q Results & 2019 Outlook Rob Rehard, CFO Operations Update Jon Schlemmer, COO 2018 Highlights Mark Gliebe, CEO Q&A All Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 4

Opening Comments – 4th Quarter Results . Organic Sales Up 5.2% – Commercial & Industrial Systems Up 1.3% – Climate Solutions Up 9.4% – Power Transmission Solutions Up 9.0% . Adjusted Operating Margin* Up 80 bps from Prior Year – Benefitted from Volume, Incremental Price, and Productivity – Constrained by Commodity Inflation and Tariffs Takeaway message goes here (16 pt.) . Adjusted Diluted EPS* Up 23% from Prior Year – Strong Operational Performance – No Benefit from Tax Reform . Free Cash Flow and Capital Allocation – Free Cash Flow* to Net Income of 169% – Repurchased $49.5 Million of Regal Shares – Announced Divestiture of Non-Core Business * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Strong Organic Sales Growth and Progress on Our March to Improve Margins Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 5

Opening Comments – Looking Forward . 2019 Expectations – Continued Growth – Tougher Comparisons . Expecting Low to Mid-Single Digit Organic Sales Growth in 2019 – Positive Price Carryover from 2018 – Continued Growth in Residential & Light Commercial HVAC – FER Regulation Tailwind – Modest Growth inTakeaway NA Commercial message and Industrial goes here End (16 Markets pt.) – Market Headwinds in China and Europe . Expecting Operating Margin Improvement – Manufacturing Plants Performing Well and Continuing to Benefit from Simplification – Mitigation Programs and Price to Continue to Offset Commodity Inflation and Tariffs . FY 2019 Adjusted Diluted EPS* Guidance of $6.15 - $6.55 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Expecting Third Consecutive Year of Earnings Growth Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 6

4th Quarter 2018 Financial Results . 4Q 2018 Net Sales of $881.7 Million, Up 7.4% – Acquisitions Contributed 3.9% – Business Divested/to be Exited (0.4%) – Foreign Currency Impact of (1.4%) – Organic Sales Up 5.2% . Adjusted Operating Margin* of 10.7% – Up 80 bps from 4Q 2017 – Volume Growth andTakeaway Productivity message Benefits goes here (16 pt.) – Slightly Positive Price/Cost – $10.8 Million LIFO Expense LIFO Expense (Benefit) by Segment ($ millions) 4Q18 4Q17 Commercial & Industrial $5.5 $9.6 Climate Solutions $1.2 ($6.1) Power Transmission Solutions $4.1 ($2.4) Total Regal $10.8 $1.1 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Strong Organic Sales and Continued Operating Margin Improvement Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 7

4th Quarter 2018 Financial Results ADJUSTED DILUTED EARNINGS PER SHARE * Three Months Ended Twelve Months Ended Dec 29, Dec 30, Dec 29, Dec 30, 2018 2017 2018 2017 GAAP Diluted Earnings Per Share $ 1.28 $ 1.15 $ 5.26 $ 4.74 Restructuring and Related Costs 0.04 0.02 0.13 0.22 Purchase Accounting and Transaction Costs — — 0.09 — Gain on Sale of Assets (0.04) (0.01) (0.05) (0.07) Net (Income) Loss from Businesses Divested/to be Exited (0.01) 0.01 (0.03) 0.01 CEO Transition Costs 0.07 — 0.07 — Impairment and Exit Related Costs — — 0.61 — Impact of the New US Tax LegislationTakeaway message goes 0.07 here (16(0.02) pt.) (0.08) (0.02) Adjusted Diluted Earnings Per Share $ 1.41 $ 1.15 $ 6.00 $ 4.88 Key Adjustments . $2.2 Million Restructuring and Related Costs . ($2.2) Million Gain on the Sales of Assets . ($0.8) Million Operating (Income) Loss from Businesses Divested/to be Exited . $3.8 Million CEO Transition Costs . $3.0 Million Impact of the New US Tax Legislation * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Adjusted Diluted EPS Up ~23% Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 8

4th Quarter 2018 Key Financial Metrics Capital Expenditures Effective Tax Rate (ETR) . $18.4 Million in 4Q 2018 . 21.0% Adj. ETR* in 4Q 2018 . $77.6 Million in FY 2018 . 20.8% Adj. ETR* in FY 2018 Restructuring and Related Costs . $2.2 Million in 4Q 2018 . $7.7 Million in FY 2018 Balance Sheet at December 29, 2018 Free Cash Flow* . Total Debt of $1,307 Million . $94.0 Million in 4Q 2018 . Net Debt of $1,059 Million . 169.1% of Net Income in 4Q 2018 . Repurchased 645,349 Shares for a Total . Net Debt/Adj. EBITDA* at 2.0 of $49.5 Million in 4Q 2018 . Repurchased 1,652,887 Shares for a Total of $127.8 Million in FY 2018 * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 9

Divestiture/Exit Update Hermetic Engineered Motor Aluminum Motor Parts Drives & Controls Distributor Capacitors Castings 2018 Sales $53M $131M $1M $9M $5M Takeaway message goes here (16 pt.) Status Exiting Divested Divested Signed Exiting Proceeds - ~$134M - Sales and Operating Margin Impact by Segment Commercial Power & Industrial Climate Transmission Syste ms Solutions Solutions Total Regal Net Sales from Businesses Divested/to be Exited $ 137.4 $ 61.7 $ - $ 199.1 Income from Operations of Businesses Divested/to be Exited 12.3 6.8 - 19.1 Adjusted Operating Margin % from Businesses Divested/to be Exited 9.0% 11.0% 9.6% Divesting or Exiting Non-Core Businesses Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 10

2019 Full Year Guidance . Expected Performance − Low to Mid-Single Digit Organic Sales Growth − Improvement in Adjusted Operating Margin − Free Cash Flow to Exceed Net Income . FY 2019 GAAP Diluted EPS Guidance of $6.59 to $6.99 . FY 2019 Adjusted Diluted EPS* Guidance of $6.15 to $6.55 − Expecting Restructuring and Related Costs of $10.0 Million or $0.18 per Share − Expecting Gain on the Sale of Assets of $40.0 Million or $0.70 per Share − Expecting CEO TransitionTakeaway Costs ofmessage $4.5 Million goes or $0.08 here per (16Share pt.) . Key Assumptions: − Capital Expenditures of ~$90 Million − Depreciation & Amortization Expense of ~$139 Million − Net Interest Expense of ~$53 Million − Effective Tax Rate of ~21% − Excludes the Results of Divested/Exited Businesses (Described on the Previous Slide) − Excludes Impact of Any Potential Share Repurchases * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Expecting Another Year of Adjusted Earnings Growth and Strong Free Cash Flow Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 11

AHR Expo & FER Regulation AHR Innovation Award Energy Efficiency . Upcoming Fan Energy Rating (FER) Regulation . $40 Million Annual Sales Opportunity IoT . Ensite® Motor & ControlTakeaway message goes here (16 pt.) . NFC Wireless Communication . Winner of an AHR Innovation Award Disruptive Axial Technology . Significant Benefits . New Products in Production Innovation Driving Growth Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 12

4Q 2018 Commercial & Industrial Systems Sales Adj. Income from Sales Operations* . Organic Sales Up 1.3% ($ millions) . Sales Performance $34 – Demand Up in Oil & Gas, Power Gen, $437 and Commercial HVAC $407 $25 – Distribution Flat – Weakness in Asia . Price Up from 3Q 2018 and Prior Year Takeaway message goes here (16 pt.) Adj. Operating Margin* 4Q17 4Q18 4Q17 4Q18 . 7.8% of Sales . Up 170 bps from Prior Year 2018 FY Performance – Productivity and Price Benefits . Organic Sales Up 4.7% – LIFO Headwind in 4Q, Help to Y/Y Comparison . Adj. Operating Margin* – Inflation and Tariff Headwinds Up 80 bps * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Great Progress on 2018 Margin Improvement…Expecting More in 2019 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 13

4Q 2018 Climate Solutions Sales Adj. Income from Adj. Net Sales* Operations* . Organic Sales Up 9.4% ($ millions) . Sales Performance – NA Resi HVAC Up Low Double Digit $223 $206 $33 – Commercial Refrig & Water Heating Up $32 – Europe Up Slightly – Demand Down in Asia and ME . Price Up from 3Q18Takeaway and Prior Year message goes here (16 pt.) Adj. Operating Margin* 4Q17 4Q18 4Q17 4Q18 . 15.0% of Adj. Net Sales 2018 FY Performance . Down 30 bps from Prior Year . Organic Sales Up 4.6% – Volume, Productivity, Mix and Price Benefits . Adj. Operating Margin* – Y/Y LIFO Comparison Offset the Benefits 15.5% * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Positioned Well to Grow Sales and Margin in 2019 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 14

4Q 2018 Power Transmission Solutions Adj. Income from Sales Sales Operations* . Organic Sales Up 9.0% ($ millions) $213 . Sales Performance $197 $24 $25 – Strength in Distribution, Oil & Gas, Marine, and Commercial HVAC – Headwind in Agriculture . Price Up from 3Q18 and Prior Year Takeaway message goes here (16 pt.) Adj. Operating Margin* . 11.9% of Sales 4Q17 4Q18 4Q17 4Q18 . Down 30 bps from Prior Year 2018 FY Performance – Volume, Price, and Productivity Benefits . Organic Sales Up 9.1% – Y/Y LIFO Comparison Offset the Benefits . Adj. Operating Margin* of 12.6%, Up 120 bps * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Great Progress in 2018…Momentum Going into 2019 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 15

Update on 2017 Investor Day Commitments 2019 Targets from 2017 Investor Day Organic Sales Adj. Operating ROIC* Free Cash Flow* Growth Margins* to Net Income 2% – 4% CAGR 200 – 250 bps 300 – 400 bps 100% – 125% Takeaway message goes here (16 pt.) Cumulative Results Through 2018 Free Cash Flow Organic Sales Adj. Operating ROIC* to Adj. Net Growth Margin* Income* 5.2% CAGR + 130 bps + 180 bps 112% * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Significant Progress…Three-Year Targets Remain in Sight Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 16

Full Year 2018 Highlights . Record Year for Sales and Adjusted Earnings . Organic Sales Up 5.7% . Adjusted Operating Margin* Up 60 bps . Adjusted Diluted EPS* Up 23% . Free Cash Flow to Adj. Net Income* of 116% . Strategic Acquisition in Commercial Air Moving with Nicotra-Gebhardt . Repurchased $128 MillionTakeaway of Shares message goes here (16 pt.) . Reduced Net Debt to Adj. EBITDA* to 2.0 . Exited or Divested Five Non-Core Businesses with Annual Sales of ~$200 Million . Healthy Pipeline of Core-Related Acquisition Targets . Meaningful Progress on 2017 Investor Day Performance Targets . 6% Increase in 2019 Adj. Diluted EPS at Guidance Midpoint * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2018 Momentum Expected to Continue into 2019 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 17

2019 Sustainability Report . Published Inaugural Sustainability Report . Available at Regal’s Investors Website . Increasing the Impact of Our Handprint . Decreasing the Impact of Our Footprint Takeaway message goes here (16 pt.) We Believe Sustainability Delivers Long-Term Value for Shareholders Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 18

Questions and Answers Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential

Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Twelve Months Ended Dec 29, Dec 30, Dec 29, Dec 30, 2018 2017 2018 2017 GAAP Diluted Earnings Per Share $ 1.28 $ 1.15 $ 5.26 $ 4.74 Restructuring and Related Costs 0.04 0.02 0.13 0.22 Purchase Accounting and Transaction Costs — — 0.09 — Gain on Sale of Assets (0.04) (0.01) (0.05) (0.07) Net (Income) Loss from Businesses Divested/to be Exited (0.01) 0.01 (0.03) 0.01 CEO Transition Costs 0.07 — 0.07 — Impairment and Exit Related Costs — — 0.61 — Impact of the New US Tax Legislation 0.07 (0.02) (0.08) (0.02) Adjusted Diluted Earnings Per Share $ 1.41 $ 1.15 $ 6.00 $ 4.88 2019 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2019 Diluted EPS Annual Guidance $ 6.59 $ 6.99 Restructuring and Related Costs 0.18 0.18 Gain on Sale of Assets (0.70) (0.70) CEO Transition Costs 0.08 0.08 2019 Adjusted Diluted EPS Annual Guidance $ 6.15 $ 6.55 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 20

Appendix Non-GAAP Reconciliations

ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions)	Three Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Dec 29, 2018	Dec 30, 2017	Dec 29, 2018	Dec 30, 2017	Dec 29, 2018	Dec 30, 2017	Dec 29, 2018	Dec 30, 2017
GAAP Income from Operations	$ 32.1	$ 24.0	$ 33.3	$ 30.6	$ 24.4	$ 24.0	$ 89.8	$ 78.6
Restructuring and Related Costs	1.7	1.1	0.4	0.5	0.1	-	2.2	1.6
Purchase Accounting and Transaction Costs	0.1	-	-	-	-	-	0.1	-
Gain on Sale of Assets	(1.5)	(0.4)	(0.7)	-	-	-	(2.2)	(0.4)
Operating (Income) Loss from Businesses Divested/to be Exited	(0.1)	-	(0.7)	0.4	-	-	(0.8)	0.4
CEO Transition Costs	1.8	-	1.1	-	0.9	-	3.8	-
Adjusted Income from Operations	$ 34.1	$ 24.7	$ 33.4	$ 31.5	$ 25.4	$ 24.0	$ 92.9	$ 80.2
GAAP Operating Margin %	7.4 %	5.9 %	14.3 %	14.1 %	11.5 %	12.2 %	10.2 %	9.6 %
Adjusted Operating Margin %	7.8 %	6.1 %	15.0 %	15.3 %	11.9 %	12.2 %	10.7 %	9.9 %

ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions)	Twelve Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Dec 29, 2018	Dec 30, 2017	Dec 29, 2018	Dec 30, 2017	Dec 29, 2018	Dec 30, 2017	Dec 29, 2018	Dec 30, 2017
GAAP Income from Operations	$ 127.0	$ 99.8	$ 115.6	$ 141.5	$ 104.4	$ 89.8	$ 347.0	$ 331.1
Restructuring and Related Costs	5.6	10.9	1.8	2.5	0.3	0.7	7.7	14.1
Purchase Accounting and Transaction Costs	5.4	-	-	-	-	-	5.4	-
Gain on Disposal of Business	-	-	-	-	-	(0.1)	-	(0.1)
Gain on Sale of Assets	(1.9)	(1.1)	(0.7)	-	-	(2.8)	(2.6)	(3.9)
Operating (Income) Loss from Businesses Divested/to be Exited	-	0.2	(1.9)	0.1	-	-	(1.9)	0.3
CEO Transition Costs	1.8	-	1.1	-	0.9	-	3.8	-
Impairment and Exit Related Costs	-	-	34.9	-	-	-	34.9	-
Adjusted Income from Operations	$ 137.9	$ 109.8	$ 150.8	$ 144.1	$ 105.6	$ 87.6	$ 394.3	$ 341.5
GAAP Operating Margin %	7.1 %	6.2 %	11.3 %	14.3 %	12.4 %	11.7 %	9.5 %	9.9 %
Adjusted Operating Margin %	7.7 %	6.9 %	15.5 %	15.5 %	12.6 %	11.4 %	11.0 %	10.4 %

REGAL
Creating a better tomorrow™…
©2019 Regal Beloit Corporation, Proprietary and Confidential
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Appendix Non-GAAP Reconciliations Three Months Ended Commercial & Industrial Power Transmission ADJUSTED NET SALES Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Dec 29, Dec 30, Dec 29, Dec 30, Dec 29, Dec 30, Dec 29, Dec 30, 2018 2017 2018 2017 2018 2017 2018 2017 Net Sales $ 436.7 $ 407.7 $ 232.2 $ 216.4 $ 212.8 $ 196.6 $ 881.7 $ 820.7 Nets Sales for Businesses Divested/to be Exited (0.1) (0.4) (9.7) (10.7) - - (9.8) (11.1) Adjusted Net Sales $ 436.6 $ 407.3 $ 222.5 $ 205.7 $ 212.8 $ 196.6 $ 871.9 $ 809.6 Twelve Months Ended Commercial & Industrial Power Transmission ADJUSTED NET SALES Systems Climate Solutions Solutions Total Regal (Dollars in Millions) Dec 29, Dec 30, Dec 29, Dec 30, Dec 29, Dec 30, Dec 29, Dec 30, 2018 2017 2018 2017 2018 2017 2018 2017 Net Sales $ 1,782.0 $ 1,604.3 $ 1,024.8 $ 990.6 $ 838.8 $ 765.4 $ 3,645.6 $ 3,360.3 Nets Sales for Businesses Divested/to be Exited (1.4) (1.9) (52.6) (60.4) - - (54.0) (62.3) Adjusted Net Sales $ 1,780.6 $ 1,602.4 $ 972.2 $ 930.2 $ 838.8 $ 765.4 $ 3,591.6 $ 3,298.0 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 22

Appendix Non-GAAP Reconciliations The following tables outline the first and second quarter 2018 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance. Commercial & Power Industrial Climate Transmission Systems Solutions Solutions Total Regal Fiscal 2018 First Quarter Schedule for Ongoing Business Net Sales Three Months Ended March 31, 2018 $ 414.0 $ 259.9 $ 204.9 $ 878.8 Net Sales from Businesses Divested/to be Exited (33.5) (18.0) - (51.5) Adjusted Net Sales from Ongoing Business $ 380.5 $ 241.9 $ 204.9 $ 827.3 GAAP Income from Operations Three Months Ended March 31, 2018 $ 29.1 $ 32.3 $ 26.8 $ 88.2 Restructuring and Related Costs 1.3 0.4 - 1.7 Income from Operations of Businesses Divested/to be Exited (3.3) (1.6) - (4.9) Adjusted Income from Operations of Ongoing Business $ 27.1 $ 31.1 $ 26.8 $ 85.0 Ongoing Business Adjusted Operating Margin % 7.1% 12.9% 13.1% 10.3% Fiscal 2018 Second Quarter Schedule for Ongoing Business Net Sales Three Months Ended June 30, 2018 $ 469.0 $ 277.3 $ 213.4 $ 959.7 Net Sales from Businesses Divested/to be Exited (33.6) (19.2) - (52.8) Adjusted Net Sales from Ongoing Business $ 435.4 $ 258.1 $ 213.4 $ 906.9 GAAP Income from Operations Three Months Ended June 30, 2018 $ 30.5 $ 44.0 $ 25.1 $ 99.6 Restructuring and Related Costs 0.7 0.7 0.1 1.5 Purchase Accounting and Transaction Costs 5.1 - - 5.1 Income from Operations of Businesses Divested/to be Exited (3.0) (2.1) - (5.1) Adjusted Income from Operations of Ongoing Business $ 33.3 $ 42.6 $ 25.2 $ 101.1 Ongoing Business Adjusted Operating Margin % 7.6% 16.5% 11.8% 11.1% Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 23

Appendix Non-GAAP Reconciliations

The following tables outline the third and fourth quarter 2018 net sales and income from operations illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2018 Third Quarter Schedule for Ongoing Business				
Net Sales Three Months Ended September 29, 2018	$ 462.3	$ 255.4	$ 207.7	$ 925.4
Net Sales from Businesses Divested/to be Exited	(34.7)	(13.3)	-	(48.0)
Adjusted Net Sales from Ongoing Business	$ 427.6	$ 242.1	$ 207.7	$ 877.4
GAAP Income from Operations Three Months Ended September 29, 2018	$ 35.3	$ 6.0	$ 28.1	$ 69.4
Restructuring and Related Costs	1.9	0.3	0.1	2.3
Purchase Accounting and Transaction Costs	0.2	-	-	0.2
Impairment and Exit Related Costs	-	34.9	-	34.9
Income from Operations of Businesses Divested/to be Exited	(3.0)	(1.5)	-	(4.5)
Adjusted Income from Operations of Ongoing Business	$ 34.4	$ 39.7	$ 28.2	$ 102.3
Ongoing Business Adjusted Operating Margin %	8.0%	16.4%	13.6%	11.7%
Fiscal 2018 Fourth Quarter Schedule for Ongoing Business				
Net Sales Three Months Ended December 29, 2018	$ 436.7	$ 232.2	$ 212.8	$ 881.7
Net Sales from Businesses Divested/to be Exited	(35.6)	(11.2)	-	(46.8)
Adjusted Net Sales from Ongoing Business	$ 401.1	$ 221.0	$ 212.8	$ 834.9
GAAP Income from Operations Three Months Ended December 29, 2018	$ 32.1	$ 33.3	$ 24.4	$ 89.8
Restructuring and Related Costs	1.7	0.4	0.1	2.2
Purchase Accounting and Transaction Costs	0.1	-	-	0.1
Gain on Sale of Assets	(1.5)	(0.7)	-	(2.2)
CEO Transition Costs	1.8	1.1	0.9	3.8
Income from Operations of Businesses Divested/to be Exited	(3.0)	(1.6)	-	(4.6)
Adjusted Income from Operations of Ongoing Business	$ 31.2	$ 32.5	$ 25.4	$ 89.1
Ongoing Business Adjusted Operating Margin %	7.8%	14.7%	11.9%	10.7%

REGAL Creating a better tomorrow™…
©2019 Regal Beloit Corporation, Proprietary and Confidential
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Appendix Non-GAAP Reconciliations

The following tables outline the full year 2018 net sales and income from operations, and the full year adjusted diluted earnings per share, illustrating the impact of businesses divested and to be exited, which can be used to compare to Regal's 2019 guidance and actual performance.

	Commercial & Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Fiscal 2018 Full Year Schedule for Ongoing Business				
Net Sales Twelve Months Ended December 29, 2018	$ 1,782.0	$ 1,024.8	$ 838.8	$ 3,645.6
Net Sales from Businesses Divested/to be Exited	(137.4)	(61.7)	-	(199.1)
Adjusted Net Sales from Ongoing Business	$ 1,644.6	$ 963.1	$ 838.8	$ 3,446.5
GAAP Income from Operations Twelve Months Ended December 29, 2018	$ 127.0	$ 115.6	$ 104.4	$ 347.0
Restructuring and Related Costs	5.6	1.8	0.3	7.7
Purchase Accounting and Transaction Costs	5.4	-	-	5.4
Gain on Sale of Assets	(1.5)	(0.7)	-	(2.2)
CEO Transition Costs	1.8	1.1	0.9	3.8
Impairment and Exit Related Costs	-	34.9	-	34.9
Income from Operations of Businesses Divested/to be Exited	(12.3)	(6.8)	-	(19.1)
Adjusted Income from Operations of Ongoing Business	$ 126.0	$ 145.9	$ 105.6	$ 377.5
Ongoing Business Adjusted Operating Margin %	7.7%	15.1%	12.6%	11.0%

2018 ADJUSTED DILUTED EARNINGS PER SHARE FOR ONGOING BUSINESS	**Twelve Months Ended December 29, 2018**
Adjusted Diluted Earnings Per Share	$ 6.00
Earnings Per Share from Businesses Divested/to be Exited	(0.25)
Adjusted Diluted Earnings Per Share for Ongoing Business	$ 5.75

REGAL
Creating a better tomorrow™…
©2019 Regal Beloit Corporation, Proprietary and Confidential
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Appendix Non-GAAP Reconciliations ADJUSTED EFFECTIVE TAX RATE Three Months Ended Twelve Months Ended Dec 29, Dec 30, Dec 29, Dec 30, 2018 2017 2018 2017 Income before Taxes $ 75.3 $ 65.3 $ 292.2 $ 277.2 Provision for Income Taxes 18.8 12.7 56.4 59.1 Effective Tax Rate 25.0% 19.4% 19.3% 21.3% Income before Taxes $ 75.3 $ 65.3 $ 292.2 $ 277.2 Impairment and Exit Related Costs - - 34.9 - Adjusted Income before Taxes $ 75.3 $ 65.3 $ 327.1 $ 277.2 Provision for Income Taxes $ 18.8 $ 12.7 $ 56.4 $ 59.1 Tax Effect from Impairment and Exit Related Costs - - 8.2 - Impact of the New US Tax Legislation (3.0) 1.0 3.6 1.0 Adjusted Provision for Income Taxes $ 15.8 $ 13.7 $ 68.2 $ 60.1 Adjusted Effective Tax Rate 21.0% 21.0% 20.8% 21.7% Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 26

Appendix Non-GAAP Reconciliations FREE CASH FLOW Three Months Ended Twelve Months Ended (Dollars in Millions) Dec 29, Dec 30, Dec 29, Dec 30, 2018 2017 2018 2017 Net Cash Provided by Operating Activities $ 112.4 $ 56.9 $ 362.7 $ 291.9 Additions to Property Plant and Equipment (18.4) (16.2) (77.6) (65.2) Free Cash Flow $ 94.0 $ 40.7 $ 285.1 $ 226.7 GAAP Net Income Attributable to Regal Beloit Corporation $ 55.6 $ 51.5 $ 231.2 $ 213.0 Goodwill Impairment - - 9.5 - Asset Impairments - - 8.7 - Tax Effect from Impairments - - (4.0) - 1 Adjusted Net Income Attributable to Regal Beloit Corporation $ 55.6 $ 51.5 $ 245.4 $ 213.0 Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation 169.1% 79.0% 116.2% 106.4% 1 The Net Income Attributable to Regal Beloit Corporation is adjusted for goodwill and asset impairments related to the business to be exited and is used in the Free Cash Flow Calculation. Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 27

Appendix Non-GAAP Reconciliations ORGANIC SALES GROWTH Three Months Ended (Dollars in Millions) Commercial & Power Industrial Climate Transmission Systems Solutions Solutions Total Regal Net Sales Three Months Ended Dec 29, 2018 $ 436.7 $ 232.2 $ 212.8 $ 881.7 Net Sales from Business Acquired (31.4) - - (31.4) Net Sales from Business Divested/to be Exited (0.1) (9.7) - (9.8) Impact from Foreign Currency Exchange Rates 7.2 2.5 1.4 11.1 Organic Sales Three Months Ended Dec 29, 2018 $ 412.4 $ 225.0 $ 214.2 $ 851.6 Net Sales Three Months Ended Dec 30, 2017 $ 407.7 $ 216.4 $ 196.6 $ 820.7 Net Sales from Business Divested/to be Exited (0.4) (10.7) - (11.1) Adjusted Net Sales Three Months Ended Dec 30, 2017 $ 407.3 $ 205.7 $ 196.6 $ 809.6 Organic Sales Growth % 1.3% 9.4% 9.0% 5.2 % Net Sales Growth % 7.1% 7.3% 8.2% 7.4 % ORGANIC SALES GROWTH Twelve Months Ended (Dollars in Millions) Commercial & Power Industrial Climate Transmission Systems Solutions Solutions Total Regal Net Sales Twelve Months Ended Dec 29, 2018 $ 1,782.0 $ 1,024.8 $ 838.8 $ 3,645.6 Net Sales from Business Acquired (96.2) - - (96.2) Net Sales from Business Divested/to be Exited (1.4) (52.6) - (54.0) Impact from Foreign Currency Exchange Rates (7.4) 1.2 (4.1) (10.3) Organic Sales Twelve Months Ended Dec 29, 2018 $ 1,677.0 $ 973.4 $ 834.7 $ 3,485.1 Net Sales Twelve Months Ended Dec 30, 2017 $ 1,604.3 $ 990.6 $ 765.4 $ 3,360.3 Net Sales from Business Divested/to be Exited (1.9) (60.4) - (62.3) Adjusted Net Sales Twelve Months Ended Dec 30, 2017 $ 1,602.4 $ 930.2 $ 765.4 $ 3,298.0 Organic Sales Growth % 4.7% 4.6% 9.1% 5.7 % Net Sales Growth % 11.1% 3.5% 9.6% 8.5 % Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 28

Appendix Non-GAAP Reconciliations TOTAL NET DEBT/ADJUSTED EBITDA (Dollars in Millions) LTM Dec 29, 2018 Net Income Attributable to Regal Beloit Corporation $ 231.2 Plus: Minority Interest 4.6 Plus: Taxes 56.4 Plus: Interest Expense 55.2 Less: Interest Income (1.9) Plus: Depreciation and Amortization 142.4 Plus: Restructuring and Related Costs 7.7 Plus: Purchase Accounting & Transaction Costs 5.4 Plus: Impairment and Exit Related Costs 34.9 Plus: CEO Transition Costs 3.8 Less: Business Divested\to be Exited (1.9) Less: Gain on Sale of Assets (2.6) Adjusted EBITDA $ 535.2 Current Maturities of Debt $ 0.5 Long-Term Debt 1,306.6 Less: Cash (248.6) Total Net Debt $ 1,058.5 Total Net Debt/Adjusted EBITDA 2.0 Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 29

Appendix Non-GAAP Reconciliations RETURN ON INVESTED CAPITAL (ROIC) (Dollars in Millions) Dec 29, Dec 30, Dec 31, Jan 2, 2018 2017 2016 2016 Cash and Cash Equivalents $ (248.6) $ (139.6) $ (284.5) $ (252.9) Current Maturities of Debt 0.5 101.2 100.6 6.3 Long-Term Debt 1,306.6 1,039.9 1,310.9 1,715.6 Total Net Debt $ 1,058.5 $ 1,001.5 $ 1,127.0 $ 1,469.0 Total Regal Beloit Corporation Shareholders' Equity $ 2,310.5 $ 2,325.5 $ 2,038.8 $ 1,937.3 Noncontrolling Interests 28.0 29.2 39.4 45.5 Total Equity $ 2,338.5 $ 2,354.7 $ 2,078.2 $ 1,982.8 Total Invested Capital $ 3,397.0 $ 3,356.2 $ 3,205.2 $ 3,451.8 Average Total Invested Capital $ 3,376.6 $ 3,280.7 $ 3,328.5 Adjusted Income from Operations (LTM)* $ 394.3 $ 340.2 $ 314.1 Less: Income Tax Provision** 20.8% 21.7% 21.4 % Adjusted Income from Operations after Tax $ 312.3 $ 266.4 $ 246.9 Return on Invested Capital 9.2% 8.1% 7.4% *Adjusted Income from Operations from fiscal 2017 and 2016 have not been recasted for ASU 2017-07 or Operating Income from 2018 Businesses Divested or to be Exited **2017 Tax Rate adjusted for impact of the Tax Cuts and Jobs Act of 2017. Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 30

Appendix Regal Shipping Days 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 2019 63 63 63 61 250 . Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 . Fiscal Years 2015, 2016, 2017, 2018 and 2019 have 52 weeks . Fiscal Year 2014 had 53 weeks Creating a better tomorrow™… ©2019 Regal Beloit Corporation, Proprietary and Confidential 11/26/2018 │ 31